BNY Mellon Equity Income Fund

Prospectus | September 30, 2019,

As Revised October 17, 2019

Class  Ticker

A  DQIAX

C  DQICX

I  DQIRX

Y  DQIYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	6
Management	8
Shareholder Guide

Choosing a Share Class	10
Buying and Selling Shares	17
General Policies	20
Distributions and Taxes	22
Services for Fund Investors	23
Financial Highlights	25
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the BNY Mellon Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 10 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.70	.70	.70	.70
Distribution (12b-1) fees	none	.75	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none
Miscellaneous other expenses	.19	13.13		.07
Total other expenses	.44	.38	.13	.07
Total annual fund operating expenses	1.14	1.83	.83	.77
Fee waiver and/or expense reimbursement**	(.11)	(.05)	(.05)	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.03	1.78	.78	.77

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
**The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until September 30, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .78%. On or after September 30, 2020, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$674	$906	$1,157	$1,872
Class C	$281	$571	$986	$2,144
Class I	$80	$260	$456	$1,021
Class Y	$79	$246	$428	$954

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$674	$906	$1,157	$1,872
Class C	$181	$571	$986	$2,144
Class I	$80	$260	$456	$1,021
Class Y	$79	$246	$428	$954

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29.56% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund seeks to focus on dividend paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund may invest in stocks with either value or growth characteristics. The fund's investment process is designed to provide investors with broad exposure to the investment characteristics and different sectors of the S&P 500® Index with an emphasis on higher dividend paying stocks within each market segment.

In selecting securities, the fund's portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•  value, or how a stock is priced relative to its perceived intrinsic worth

•  growth, in this case the sustainability or growth of earnings

•  financial profile, which measures the financial health of the company

Based on fundamental analysis, the portfolio managers generally select the most attractive of the higher ranked securities and manage risk by diversifying across companies and industries.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.bnymellonim.com/us.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q1, 2013: 13.41% Worst Quarter Q4, 2018: -12.40%
The year-to-date total return of the fund's Class A shares as of June 30, 2019 was 11.34%.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

For the fund's Class Y shares, periods prior to the inception date reflect the performance of the fund's Class A shares, without reflecting the applicable sales charges for Class A shares. Such performance figures have not been adjusted to reflect applicable class fees and expenses. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes have different expenses.

Average Annual Total Returns (as of 12/31/18)
Class (Inception Date)	1 Year	5 Years	10 Years
Class A returns before taxes	-9.33%	6.01%	11.06%
Class A returns after taxes on distributions	-10.44%	4.35%	9.87%
Class A returns after taxes on distributions and sale of fund shares	-4.88%	4.45%	8.97%
Class C returns before taxes	-5.44%	6.48%	10.90%
Class I returns before taxes	-3.60%	7.53%	12.01%
Class Y (7/1/13) returns before taxes	-3.32%	7.65%	11.97%
S&P 500® Index reflects no deductions for fees, expenses or taxes	-4.38%	8.49%	13.11%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

Investment decisions for the fund are made by members of the Multi-Factor Equity Team of Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser. The team members are C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA and Syed A. Zamil, CFA. Mr. Boggs has served as a primary portfolio manager of the fund since May 2011, Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014, Mr. Goslin has served as a primary portfolio manager of the fund since February 2015 and Mr. Zamil has served as primary portfolio manager of the fund since March 2017. Mr. Boggs is a director and senior portfolio manager at Mellon. Mr.

Cazalet is a managing director and head of Multi-Factor Equity Strategies at Mellon. Mr. Goslin is a director and senior portfolio manager at Mellon. Mr. Zamil is a managing director at Mellon. Each member of the team also is an employee of BNYM Investment Adviser.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-373-9387 (inside the U.S. only) or by visiting www.bnymellonim.com/us. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to BNY Mellon Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund seeks to focus on dividend paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund's investment objective and policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund may invest in stocks with either value or growth characteristics. The fund's investment process is designed to provide investors with broad exposure to the investment characteristics and different sectors of the S&P 500® Index with an emphasis on higher dividend paying stocks within each market segment. The S&P 500® Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, real estate investment trust (REIT) securities, convertible securities and American Depositary Receipts (ADRs), including those purchased in initial public offerings (IPOs). Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Convertible securities are securities that have characteristics similar to both fixed-income and equity securities. The fund considers convertible securities in which it invests to be equity securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of the issuer's common stock. The fund also may invest in fixed-income securities and money market instruments.

In selecting securities, the fund's portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the portfolio managers generally select the most attractive of the higher ranked securities, drawing on a variety of sources, including internal as well as Wall Street research and company management.

Finally, the portfolio managers manage risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The portfolio managers monitor the holdings in the fund's portfolio, and consider selling a security if the company's relative attractiveness deteriorates or if valuation becomes excessive. The portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

Although not a principal investment strategy, the fund may, but is not required to, use derivative instruments, as a substitute for investing directly in an underlying asset, to increase returns or income, or as part of a hedging strategy. These instruments may include principally options, futures and options on futures (including those relating to stocks and indexes). To the extent such derivative instruments have similar economic characteristics to equity securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.  When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Management risk. The investment process and techniques used by the fund's portfolio managers could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• REIT risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Leverage risk. The use of leverage, such as lending portfolio securities and entering into futures contracts, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. The fund may invest in ADRs through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the ADRs with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.

• Fixed-income securities risk. To the extent the fund invests in fixed-income securities, such investments will be subject primarily to interest rate and credit risks. The fixed-income securities market also can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed rate fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, which can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

The investment adviser for the fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $247 billion in 143 mutual fund portfolios. For the past fiscal year, the fund paid BNYM Investment Adviser a management fee at the annual rate of .70% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with BNYM Investment Adviser is available in the fund's annual report for the fiscal year ended May 31, 2019. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $35.5 trillion in assets under custody and administration and $1.8 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Investment decisions for the fund are made by members of the Multi-Factor Equity Team of Mellon Investments Corporation. The team members are C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Mr. Boggs has served as a primary portfolio manager of the fund since May 2011, Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014, Mr. Goslin has served as a primary portfolio manager of the fund since February 2015 and Mr. Zamil has served as a primary portfolio manager since March 2017. Mr. Boggs is a director and senior portfolio manager at Mellon. He has been employed by Mellon or a predecessor firm of Mellon since 1993. He also has been employed by BNYM Investment Adviser since 2007. Mr. Cazalet is a managing director and head of Multi-Factor Equity Strategies at Mellon. He has been employed by Mellon or a predecessor firm since July 2013. He also has been employed by BNYM Investment Adviser since December 2014. Mr. Goslin is a director and senior portfolio manager at Mellon. He has been employed by Mellon or a predecessor firm since 1999. He also has been employed by BNYM Investment Adviser since January 2014. Mr. Zamil is a managing director at Mellon. He has been employed by Mellon or a predecessor firm since October 2015. He also has been employed by BNYM Investment Adviser since March 2017. Prior to joining Mellon, Mr. Zamil was employed from October 2012 until October 2015 by American Century Investments, where he focused on active equity and multi-asset strategies. The portfolio managers manage the fund in their capacity as employees of BNYM Investment Adviser.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to BNYMSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, BNYM Investment Adviser and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the fund's distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries), or in Retirement Plans. Financial intermediaries with whom you open a fund account may have different policies and procedures than those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary or Retirement Plan recordkeeper. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the SAI, you may need to open a fund account directly with the fund or a financial intermediary that offers such classes and/or privileges or services. The fund also may offer one or more other classes of shares, described in separate prospectuses. Financial intermediaries purchasing fund shares on behalf of their clients determine the class of shares available for their clients. Consult a representative of your financial intermediary or Retirement Plan for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, and may impose its own account fees and methods for purchasing and selling fund shares, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial representative before determining which class to invest in.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial intermediaries in connection with the sale of fund shares. No front-end sales charge or CDSC is charged on fund shares acquired through the reinvestment of fund dividends or capital gains distributions. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges. Information regarding sales charges is not made available separately at www.bnymellonim.com/us because such information is fully contained in this prospectus and in the SAI in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively.

A complete description of these classes follows.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more*	-0-	-0-

*No front-end sales load applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. See "Additional Information About CDSCs" below.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge or CDSC, you must let your financial intermediary or the fund, as applicable, know at the time you purchase fund shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund, as applicable, know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund, as applicable, with evidence of your qualification for the reduction or waiver. You should consult a representative of your financial intermediary. Certain sales charge reductions and waivers are available only if you purchase your shares directly from the fund for accounts maintained with the fund; these sales charge reductions and waivers are described below. In addition, shareholders purchasing Class A shares of the fund through Ameriprise Financial, Merrill Lynch, Morgan Stanley Wealth Management, or Raymond James & Associates, Inc., Raymond James Financial Services or Raymond James affiliates (Raymond James), as described below, are eligible only for sales charge reductions and waivers made available by such financial intermediaries; these sales charge reductions and waivers are also described below.

If you purchase Class A shares directly from the fund or through a financial intermediary, other than Merrill Lynch or Raymond James (but including Ameriprise Financial and Morgan Stanley Wealth Management), you can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge. For example, if you have $1 million invested in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, you can invest in Class A shares of the fund without an initial sales charge. For purposes of determining "your total account value", shares held will be valued at their current market value. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) over a 13-month period in shares of the fund and other funds in the BNY Mellon Family of Funds that are subject to a sales charge, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified in the letter of intent. The sales charge will be adjusted if you do not meet your goal. By signing a letter of intent, you authorize the fund's transfer agent to hold in escrow 5% of the amount indicated in the letter of intent and redeem Class A shares in your account to pay the additional sales charge if the letter of intent goal is not met prior to the expiration of the 13-month period. See "Additional Information About Shareholder Services" in the SAI.

• Combine with family members and other related purchasers. You can also count toward the amount of your investment all investments in shares that are subject to a sales charge of other funds in the BNY Mellon Family of Funds, by your spouse and your minor children (family members), including their rights of accumulation and goals under a letter of intent. In addition, (1) a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved and (2) a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan will each be permitted to combine their investments for purposes of reducing or eliminating sales charges. See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund or through a financial intermediary, other than Ameriprise Financial, Merrill Lynch, Morgan Stanley Wealth Management or Raymond James:

• full-time or part-time employees, and their spouses or domestic partners and minor children, of BNYM Investment Adviser or any of its affiliates

• board members of BNYM Investment Adviser and board members of the BNY Mellon Family of Funds, and their spouses or domestic partners and minor children

• full-time employees, and their spouses and minor children, of financial intermediaries

• "wrap" accounts for the benefit of clients of financial intermediaries

• investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that may or may not charge their customers a transaction fee

• Retirement Plans, provided that, if such Class A shares are purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

• shareholders in IRA rollover accounts sponsored by BNYM Investment Adviser or its affiliates funded with the distribution proceeds from Retirement Plans. Upon establishing the IRA rollover account sponsored by BNYM Investment Adviser or its affiliates in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

In addition, shareholders of the fund will receive Class A shares of the fund at NAV without payment of a sales charge upon the conversion of such shareholders' Class C shares of the fund in the month of or month following the 10-year anniversary date of the purchase of the Class C shares.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities, if such shares are purchased directly from the fund for accounts maintained with the fund:

• investors who either (1) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly with a fund managed by BNYM Investment Adviser since on or before February 28, 2006, or (2) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts

• Shareholders who received Class A shares in exchange for old Class T shares of the fund on February 4, 2009

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

• shares purchased through an Ameriprise Financial investment advisory program

• shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial's platform

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the BNY Mellon Family of Funds)

• shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

Front-end sales charge reductions on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described above in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described above in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Merrill Lynch. Shares of funds in the BNY Mellon Family of Funds not held in accounts of the purchaser's household members at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letter of intent, which allows for breakpoint discounts as described above in this prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased through Merrill Lynch over a 13-month period.

Front-end sales charge waivers on Class A shares purchased through Merrill Lynch

Shareholders purchasing Class A shares of the fund through an omnibus account maintained with Merrill Lynch are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and the shares are held for the benefit of the plan

• shares purchased by or through a 529 plan

• shares purchased through a Merrill Lynch-affiliated investment advisory program

• shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

• shares purchased through the Merrill Edge Self-Directed platform

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund (but not any other fund in the BNY Mellon Family of Funds)

• shares of the fund received through an exchange of Class C shares of the fund in the month of or month following the 10-year anniversary date of the purchase of the Class C shares

• shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

• shares purchased by board members of the fund and employees of BNYM Investment Adviser or any of its affiliates, as described in this prospectus

• shares purchased from the proceeds of a redemption of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

Front-end sales charge waivers on Class A shares purchased through Morgan Stanley Wealth Management

Shareholders purchasing Class A shares of the fund through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased by Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• shares of the fund purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased through a Morgan Stanley self-directed brokerage account

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

• shares purchased from the proceeds of redemptions from a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC

Front-end sales charge reductions on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in this prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in this prospectus, will be automatically calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds held in accounts of the purchaser and the purchaser's household members at Raymond James. Shares of funds in the BNY Mellon Family of Funds not held in accounts of the purchaser's household members at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letter of intent, which allows for breakout discounts based on anticipated purchases within the BNY Mellon Family of Funds over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Front-end sales charge waivers on Class A shares purchased through Raymond James

Shareholders purchasing Class A shares of the fund through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased through a Raymond James investment advisory program

• shares purchased within the BNY Mellon Family of Funds, including shares of the fund, through a systematic reinvestment of dividends and capital gains distributions of the fund

• shares purchased by employees and registered representatives of Raymond James and their family members as designated by Raymond James

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end sales charge or CDSC (i.e., Right of Reinstatement)

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Raymond James' share class conversion policies and procedures

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% paid to the fund's distributor in connection with the sale of Class C shares and an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC. See "Additional Information About CDSCs" below. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the 10-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

• institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

• sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

• certain institutional clients of a BNYM investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and are not eligible to purchase Class Y shares

• U.S.-based employees of BNY Mellon, board members of BNYM Investment Adviser and board members of funds in the BNY Mellon Family of Funds, and the spouse, domestic partner or minor child of any of the foregoing, subject to certain conditions described in the SAI, and provided that such Class I shares are purchased directly from the fund

• unaffiliated investment companies approved by the fund's distributor

• clients of financial intermediaries that effect transactions in Class I shares through their brokerage platforms solely as a broker in an agency capacity for their clients and that have entered into an agreement with the fund's distributor. An investor purchasing Class I shares through the brokerage platform of such a financial intermediary will be required to pay a commission and/or other forms of compensation to the financial intermediary

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients. Accordingly, the availability of Class I shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The fund, BNYM Investment Adviser or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYM Investment Adviser or the fund's distributor or their affiliates provide any "revenue sharing" payments, except as otherwise provided below, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

• institutional investors, acting for themselves or on behalf of their clients, that make an initial investment in Class Y shares of the fund of at least $1 million

• Retirement Plans, or certain recordkeepers of Retirement Plan platforms that maintain plan level or super-omnibus accounts with the fund, provided that, in each case, they make an initial investment in Class Y shares of the fund of at least $1 million per plan sponsor or per super-omnibus account or have, in the opinion of BNYM Investment Adviser, adequate intent and availability of assets to reach a future level of investment of $1 million or more in Class Y shares of the fund

• certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by BNYM Investment Adviser and make an initial investment in Class Y shares of the fund of at least $1 million

• certain funds in the BNY Mellon Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes. With respect to recordkeepers of Retirement Plan platforms, the fund considers a super-omnibus account to be one single master account maintained by the Retirement Plan recordkeeper on behalf of multiple Retirement Plans. Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, BNYM Investment Adviser or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund. BNYM Investment Adviser, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares. Notwithstanding the foregoing, the fund's distributor may make payments to financial intermediaries for services rendered in connection with technology and programming set-up, dealer platform development and maintenance or similar services.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients. Accordingly, the availability of Class Y shares of the fund will depend on the policies, procedures and trading platforms of the institutional investor.

Additional Information About CDSCs

The fund's CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV). In addition:

• No CDSC is charged on fund shares you acquired by reinvesting your fund dividends or capital gains distributions.

• No CDSC is charged on the per share appreciation of your fund account over the initial purchase price of the shares.

• To keep your CDSC as low as possible, each time you place a request to sell shares, the fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

The fund's CDSC on Class A and C shares may be waived for shares purchased directly from the fund or through a financial intermediary, other than Merrill Lynch or Raymond James (but including Ameriprise Financial and Morgan Stanley Wealth Management), in the following cases:

• exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions by Retirement Plans, provided that, if such shares were purchased through a financial intermediary, the financial intermediary performs recordkeeping or other administrative services for the Retirement Plan

CDSC waivers on Class A and C shares purchased through Merrill Lynch

Fund shares purchased through an omnibus account maintained with Merrill Lynch are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions made within one year of death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• shares acquired through a Right of Reinstatement (as defined above)

• redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made to pay Merrill Lynch fees, but only if the redemption is initiated by Merrill Lynch

• redemptions of fund shares held in a retirement brokerage account that are exchanged for shares of a lower cost share class in connection with the transfer to certain fee based accounts or platforms

CDSC waivers on Class A and C shares purchased through Raymond James

Fund shares purchased through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions made within one year of death or disability of the shareholder

• redemptions made through the Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions due to receiving applicable required minimum distributions from retirement plans and IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½

• redemptions made to pay Raymond James fees, but only if the redemption is initiated by Raymond James

• shares acquired through a Right of Reinstatement (as defined above)

• exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

Buying and Selling Shares

BNYM Investment Adviser calculates fund NAVs as of the scheduled close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. "Proper form" refers to completion of an account application (if applicable), satisfaction of requirements in this section (subject to "Shareholder Guide—General Policies") and any applicable conditions in "Additional Information About How to Redeem Shares" in the SAI. Authorized entities other than the fund's transfer agent may apply different conditions for the satisfaction of "proper form" requirements. For more information, consult a representative of your financial intermediary. When calculating NAVs, BNYM Investment Adviser values equity investments on the basis of market quotations or official closing prices. BNYM Investment Adviser generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the fund's board. Futures contracts will be valued at the most recent settlement price. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the fund's distributor) by the time as of which the fund calculates its NAV (usually 4:00 p.m. Eastern time) and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined that day.

How to Buy Shares

By Mail.

Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The BNY Mellon Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The BNY Mellon Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application applicable to the type of IRA for which the investment is made, and when making additional investments include an investment slip. Make checks payable to The BNY Mellon Family of Funds, and mail to the appropriate address below.

Mailing Address. If you are investing directly through the fund, mail to:

BNY Mellon Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire. To purchase shares by wire or electronic check, please call 1-800-373-9387 (inside the U.S. only) for more information.

Telephone or Online. To purchase additional shares by telephone or online, you can call 1-800-373-9387 (inside the U.S. only) or visit www.bnymellonim.com/us to request your transaction. In order to do so, you must have elected the TeleTransfer Privilege on your account application or a Shareholder Services Form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Institutional Direct accounts are not eligible for online services.

Automatically. You may purchase additional shares by selecting one of the automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors – Automatic Services."

The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. The minimum initial investment for Retirement Plans or IRAs (other than Coverdell Education Savings Accounts) sponsored by BNY Mellon Investment Adviser or its affiliates is $750, with no minimum subsequent investment. The minimum initial investment for Coverdell Education Savings Accounts sponsored by BNY Mellon Investment Adviser or its affiliates is $500, with no minimum subsequent investment. Subsequent investments made through TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity, less any applicable CDSC. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

If you request the fund to transmit your redemption proceeds to you by check, the fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, the fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. See "Services for Fund Investors — Wire Redemption and TeleTransfer Privileges" for more information. Payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

• the fund will not process wire, telephone, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

By Mail.

Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to the appropriate address below.

IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to the appropriate address below.

Mailing Address. If you invested directly through the fund, mail to:

BNY Mellon Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a Retirement Plan, mail to:

BNY Mellon Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online. To redeem shares by telephone or online, call 1-800-373-9387 (inside the U.S. only) or, for regular accounts, visit www.bnymellonim.com/us to request your transaction. Institutional Direct accounts are not eligible for online services.

By calling 1-800-373-9387 (inside the U.S. only), you may speak to a BNY Mellon representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). For redemption requests made online through www.bnymellonim.com/us or through the Express voice-activated account access system, there is a $100,000 per day limit.

Automatically. You may sell shares in a regular account by completing an Automatic Withdrawal Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.bnymellonim.com/us or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-373-9387 (inside the U.S. only) or contact your financial representative. See "Services for Fund Investors — Automatic Services."

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part. All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI. Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, BNYM Investment Adviser and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. BNYM Investment Adviser and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• refuse any purchase or exchange request, including those from any individual or group who, in BNYM Investment Adviser's view, is likely to engage in frequent trading

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through the Automatic Withdrawal Plan, Auto-Exchange Privileges, automatic investment plans (including Automatic Asset Builder), automatic non-discretionary rebalancing programs and minimum required retirement distributions generally are not considered to be frequent trading. For Retirement Plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

BNYM Investment Adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, BNYM Investment Adviser evaluates trading activity in the account for evidence of frequent trading. BNYM Investment Adviser considers the investor's trading history in other accounts under common ownership or control, in other funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust and, if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while BNYM Investment Adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, BNYM Investment Adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If BNYM Investment Adviser concludes the account is likely to engage in frequent trading, BNYM Investment Adviser may cancel or revoke the purchase or exchange on the following business day. BNYM Investment Adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, BNYM Investment Adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and Retirement Plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. BNYM Investment Adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide BNYM Investment Adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If BNYM Investment Adviser determines that any such investor has engaged in frequent trading of fund shares, BNYM Investment Adviser may require the financial intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain Retirement Plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through a financial intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the financial intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund may charge regular accounts with balances below $2,000 an annual fee of $12. The fee generally will be imposed during the fourth quarter of each calendar year.

No small account fee will be charged: any investor whose aggregate BNYM Investment Adviser mutual fund investments total at least $25,000; IRA accounts; Retirement Plan accounts; accounts participating in automatic investment programs; and accounts opened through a financial intermediary.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

Each share class will generate a different dividend because each has different expenses. The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you or your financial intermediary instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Annual year-end distribution estimates, if any, are expected to be available beginning in early October, and may be updated from time to time, at http://im.bnymellon.com/taxcenter or by calling 1-800-373-9387 (inside the U.S. only) or your financial representative.

Services for Fund Investors

The following services may be available to fund investors. If you purchase shares through a third party financial intermediary or in a Retirement Plan, the financial intermediary or Retirement Plan recordkeeper may impose different restrictions on these services and privileges, or may not make them available at all. Consult a representative of your financial intermediary or Retirement Plan for further information.

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. These services are not available for Class Y shares. For information, call 1-800-373-9387 (inside the U.S. only) or your financial representative.

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the fund only in shares of the same class of another fund in the BNY Mellon Family of Funds. Shares held through a Coverdell Education Savings Account sponsored by BNYM Investment Adviser or its affiliates are not eligible for this privilege.

Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.

Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semiannual or annual period, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for Retirement Plans and IRAs sponsored by BNYM Investment Adviser or its affiliates) into shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds. You can request your exchange by calling 1-800-373-9387 (inside the U.S. only) or your financial representative. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its NAV for that business day). If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day. See the SAI for more information regarding exchanges.

Conversion Feature

Shares of one class of the fund may be converted into shares of another class of the fund, provided you meet the eligibility requirements for investing in the new share class. Shares subject to a CDSC at the time of the requested conversion are not eligible for conversion. The fund reserves the right to refuse any conversion request. Class C shares purchased directly from the fund or through a financial intermediary, except as otherwise disclosed in this prospectus, automatically convert to Class A shares in the month of or month following the 10-year anniversary date of the purchase of the Class C shares, based on the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

Wire Redemption and TeleTransfer Privileges

To redeem shares from your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the TeleTransfer Privilege. To purchase additional shares in your fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the TeleTransfer Privilege. You can set up the Wire Redemption Privilege and TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.bnymellonim.com/us or contacting your financial representative. Shares held in a Coverdell Education Savings Account may not be redeemed through the Wire Redemption or TeleTransfer Privileges. Institutional Direct accounts are not eligible for the Wire Redemption or TeleTransfer Privileges initiated online.

Account Statements

Every investor in a fund in the BNY Mellon Family of Funds automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Express Voice-Activated Account Access System

You can check your account balances, get fund price and performance information, order documents and much more, by calling 1-800-373-9387 (inside the U.S. only) and using the Express voice-activated account access system. You may also be able to purchase fund shares and/or transfer money between your funds in the BNY Mellon Family of Funds using the Express voice-activated account access system. Certain requests require the services of a representative.

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended May 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	19.62	18.48	16.59	18.01	17.55
Investment Operations:
Investment income--net[a]	.48	.47	.51	.52	.48
Net realized and unrealized gain (loss) on investments	(1.11)	2.24	1.98	(.37)	.94
Total from Investment Operations	(.63)	2.71	2.49	.15	1.42
Distributions:
Dividends from investment income--net	(.45)	(.45)	(.47)	(.50)	(.48)
Dividends from net realized gain on investments	(.42)	(1.12)	(.13)	(1.07)	(.48)
Total Distributions	(.87)	(1.57)	(.60)	(1.57)	(.96)
Net asset value, end of period	18.12	19.62	18.48	16.59	18.01
Total Return (%)[b]	(3.36)	15.15	15.18	1.54	8.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.18	1.22	1.21	1.21
Ratio of net expenses to average net assets	1.03	1.03	1.10	1.10	1.10
Ratio of net investment income to average net assets	2.46	2.47	2.88	3.12	2.69
Portfolio Turnover Rate	29.56	55.90	61.60	65.19	42.17
Net Assets, end of period ($ x 1,000)	235,973	201,272	182,705	206,929	220,644
[a] Based on average shares outstanding.
[b] Exclusive of sales charge.

Financial Highlights (cont'd)

	Year Ended May 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	19.36	18.25	16.36	17.79	17.35
Investment Operations:
Investment income--net[a]	.32	.32	.36	.39	.34
Net realized and unrealized gain (loss) on investments	(1.09)	2.22	1.96	(.37)	.93
Total from Investment Operations	(.77)	2.54	2.32	.02	1.27
Distributions:
Dividends from investment income--net	(.31)	(.31)	(.30)	(.38)	(.35)
Dividends from net realized gain on investments	(.42)	(1.12)	(.13)	(1.07)	(.48)
Total Distributions	(.73)	(1.43)	(.43)	(1.45)	(.83)
Net asset value, end of period	17.86	19.36	18.25	16.36	17.79
Total Return (%)[b]	(4.10)	14.26	14.35	.80	7.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83	1.86	1.91	1.92	1.92
Ratio of net expenses to average net assets	1.78	1.78	1.84	1.85	1.85
Ratio of net investment income to average net assets	1.70	1.71	2.07	2.39	1.94
Portfolio Turnover Rate	29.56	55.90	61.60	65.19	42.17
Net Assets, end of period ($ x 1,000)	68,562	30,148	24,465	18,222	18,137
[a] Based on average shares outstanding.
[b] Exclusive of sales charge.

	Year Ended May 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	19.66	18.51	16.65	18.08	17.61
Investment Operations:
Investment income--net[a]	.52	.51	.50	.54	.52
Net realized and unrealized gain (loss) on investments	(1.10)	2.26	2.04	(.36)	.95
Total from Investment Operations	(.58)	2.77	2.54	.18	1.47
Distributions:
Dividends from investment income--net	(.50)	(.50)	(.55)	(.54)	(.52)
Dividends from net realized gain on investments	(.42)	(1.12)	(.13)	(1.07)	(.48)
Total Distributions	(.92)	(1.62)	(.68)	(1.61)	(1.00)
Net asset value, end of period	18.16	19.66	18.51	16.65	18.08
Total Return (%)	(3.12)	15.41	15.55	1.80	8.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.85	.92	.92	.92
Ratio of net expenses to average net assets	.78	.78	.84	.85	.85
Ratio of net investment income to average net assets	2.70	2.69	2.82	3.32	2.93
Portfolio Turnover Rate	29.56	55.90	61.60	65.19	42.17
Net Assets, end of period ($ x 1,000)	752,284	226,683	142,128	24,525	29,527
[a] Based on average shares outstanding.

	Year Ended May 31,

Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	19.72	18.55	16.63	18.04	17.61
Investment Operations:
Investment income—net[a]	.51	.52	.54	.56	.55
Net realized and unrealized gain (loss) on investments	(1.06)	2.27	2.06	(.36)	.88
Total from Investment Operations	(.55)	2.79	2.60	.20	1.43
Distributions:
Dividends from investment income--net	(.50)	(.50)	(.55)	(.54)	(.52)
Dividends from net realized gain on investments	(.42)	(1.12)	(.13)	(1.07)	(.48)
Total Distributions	(.92)	(1.62)	(.68)	(1.61)	(1.00)
Net asset value, end of period	18.25	19.72	18.55	16.63	18.04
Total Return (%)	(2.94)	15.49	15.93	1.85	8.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77	.80	.84	.84	.84
Ratio of net expenses to average net assets	.77	.78	.84	.84	.84
Ratio of net investment income to average net assets	2.69	2.75	3.10	3.37	3.21
Portfolio Turnover Rate	29.56	55.90	61.60	65.19	42.17
Net Assets, end of period ($ x 1,000)	2,629	0[b]	2,258	2,221	3,614
[a] Based on average shares outstanding. [b] Amount represents less than $1,000.

NOTES

NOTES

For More Information

BNY Mellon Equity Income Fund

A series of BNY Mellon Investment Funds III

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.bnymellonim.com/us.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.bnymellonim.com/us and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Funds in the BNY Mellon Family of Funds (except Dreyfus money market funds) generally disclose, at www.bnymellonim.com/us, (1) complete portfolio holdings as of each month-end with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings as of each month-end with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month-end, with a 10-day lag. From time to time a fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request.  For funds in the BNY Mellon Family of Funds (except Dreyfus money market funds), portfolio holdings will remain on the website for a period of six months and any security-specific performance attribution data will remain on the website for varying periods up to six months, provided that portfolio holdings will remain until the fund files its Form N-PORT or Form N-CSR for the period that includes the dates of the posted holdings.  Dreyfus money market funds generally disclose, at www.dreyfus.com, their complete schedule of holdings daily.  Each Dreyfus money market fund's daily posting of its complete portfolio holdings will remain available on the website for five months.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.bnymellonim.com/us.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail.
The BNY Mellon Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@bnymellon.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

Dreyfus money market funds: www.dreyfus.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-00524

© 2019 BNY Mellon Securities Corporation 6144P1019